Comerica Bank

Comerica Incorporated

First Quarter 2021 Financial Review

April 20, 2021

Safe Harbor Statement

Comerica Bank

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

1Q21 Review

Generating Shareholder Value while supporting our Communities

Community & Customer Support

- Pledged additional **$16MM**[1] to support small businesses & communities impacted by COVID-19
  - **$12MM** directed to small & micro businesses in low- to moderate-income communities
  - **$4MM** to nonprofit organizations
- Launched National Initiative to Combat Violence Against Asian Americans and Pacific Islanders
- **$925MM** PPP loans funded in 1Q21; Since inception, **$4.8B** funded & **>20,000** applications processed

Sustainability Highlights

- **$1.2B** in green loans & commitments as of FYE20, 29% increase over FYE19
- **50%** Greenhouse Gas (GHG) Emission reduction goal achieved early[2] (at FYE20)
- Earth Day events include EcoChallenge & Environmental Justice Webinar Series
- **A-** CDP score; top among peers

Financial Performance

Earnings per Share[3]



-$0.42
$1.53
$2.43
1Q20
4Q20
1Q21

Record Book Value
(per share; Period-End)



$53.24
$55.01
$55.58
1Q20
4Q20
1Q21

3/31/21 • [1]Support from Comerica Bank & Comerica Charitable Foundation • [2]Unaudited data vs 2012 Baseline • [3]Recast 2020 results. See Pension Plan Reconciliation slide in appendix

1Q21 Results

Strong credit quality & improved economic outlook drives reserve release

(millions, except per share data)	1Q21	4Q20	1Q20	Change From 4Q20	Change From 1Q20
Average loans	$50,589	$51,405	$49,604	$(816)	$985
Average deposits	71,392	70,243	56,768	1,149	14,624
Net interest income	443	469	513	(26)	(70)
Provision for credit losses	(182)	(17)	411	(165)	(593)
Noninterest income[1]	270	265	237	5	33
Noninterest expenses[1,2]	447	465	417	(18)	30
Provision for income tax[2]	98	65	(19)	33	117
Net income[2]	350	221	(59)	129	409
Earnings per share[2,3]	$2.43	$1.53	$(0.42)	$0.90	$2.85
Book Value per Share[4]	55.58	55.01	53.24		
Tier 1[5]	11.70%	10.93%	9.52%		
CET1[5]	11.09	10.34	9.52		

Key Performance Drivers 1Q21 compared to 4Q20

- **EPS:** up 59%
- **Loans:** seasonal decrease in Mortgage Banker
- **Deposits:** up 2%, led by consumer
- **Net interest income:** $17MM lease residual adjustment & 2 fewer days
- **Reserves released:** Reserve ratio 1.72%, ex-PPP loans; NCOs 3 bps; Criticized loans decreased $360MM
- **Noninterest income:** Continued robust activity, including growth in derivative & warrant income
- **Expenses:** cost control & lower pension expense, partially offset by seasonally higher compensation
- **ROE**[6] 18.04% & **ROA**[7] 1.68%

[1]Includes gains (losses) related to deferred comp plan of $3MM 1Q21, $9MM 4Q20, & ($3MM) 1Q20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide in appendix • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 1Q21 estimated • [6]Return on common shareholders' equity • [7]Return on average assets

Loans

Commitment utilization drops to 47%; Pipeline continues to grow



Average Loans
($ in billions)
49.6
53.5
52.0
51.4
50.6
52.3
50.6
4.19
3.26
3.13
3.20
3.09
1Q20 2Q20 3Q20 4Q20 1Q21
4Q20 1Q21
Average Balances
Period-end
Loan Yields

Average loans decreased $816MM

- $580MM Mortgage Banker
- $254MM Energy
- $251MM National Dealer
+ $212MM Equity Fund Services

Paycheck Protection Program (PPP)

- $3.6B average loans, $137MM decrease
- $3.8B period-end loans, $304MM increase
  - $925MM Round 2 advances
  - $621MM repayments, mainly forgiveness
- ~2% loan yield, excluding accelerated fees

Loan yields

- Lease residual adjustment $17MM (-14 bps)
- PPP accelerated fees $12MM (+3 bps)
- Average 1-month LIBOR declined ~3 bps
- $11.3B average loan floors at average rate of 84 bps

1Q21 compared to 4Q20

Deposits

Reached another record level with $1B increase in consumer deposits



Average Deposits
($ in billions)
56.8
64.3
68.8
70.2
71.4
72.9
73.8
0.76
0.26
0.17
0.11
0.08
1Q20 2Q20 3Q20 4Q20 1Q21
4Q20 1Q21
Average Balances
Period-end
Deposit Rate¹

Average deposits increased $1.1B

+ $603MM noninterest-bearing
+ $546MM interest-bearing

Loan to deposit ratio[2] 69%

Deposit rate drops to record low

Total funding costs decrease to 9 bps[3]



Beneficial Deposit Mix
($ in billions; 1Q21 Average)
Retail Noninterest-bearing 11%
Total $71.4
Commercial Noninterest-bearing 42%
Retail Interest-bearing 25%
Commercial Interest-bearing 22%

1Q21 compared to 4Q20 • [1]Interest costs on interest-bearing deposits • [2]At 3/31/2021 • [3]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

Securities Portfolio

Lower yields on reinvestments weigh on portfolio yield


Securities Portfolio
($ in billions; Average)
12.3
12.6
13.9
14.9
14.9
15.0
15.6
9.5
9.8
9.8
10.2
10.3
10.4
11.0
2.43
2.41
2.13
1.95
1.89
1Q20 2Q20 3Q20 4Q20 1Q21
Average Balances
4Q20 1Q21
Period-end
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields

Portfolio size

- Modest increase in portfolio size
- Opportunistically & gradually deploy excess liquidity
- Reinvested quarterly payments of ~$1B
- Expect 2Q21 MBS payments of ~$900MM[1] plus Treasury maturities of $750MM

Duration of 3.6 years[1]

- Extends to 4.8 years under a 200bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $93MM

Net unamortized premium of $57MM[2]

3/31/21 • [1]Estimated as of 3/31/21 • [2]Net unamortized premium on the MBS portfolio

Net Interest Income

Excluding 9 bps impact of residual adjustment, NIM increased 2 bps


Net Interest Income
($ in millions)
513
471
458
469
443
3.06
2.50
2.33
2.36
2.29
1Q20
2Q20
3Q20
4Q20
1Q21
Net Interest Margin

$469MM	4Q20	2.36%
- 28MM	**Loans**	**- 0.08**
- 17MM	Lease residual adjustment	- 0.09
- 7MM	2 fewer days	- 0.00
- 5MM	Lower balances	- 0.00
- 2MM	Portfolio dynamics	- 0.01
+ 3MM	PPP fees	+ 0.02
- 2MM	**Securities**	**- 0.01**
- 2MM	Lower rates	- 0.01
+ 3MM	**Deposits**	**+ 0.01**
+ 3MM	Lower rates	+ 0.01
+ 1MM	**Wholesale Funding**	**+ 0.01**
+ 1MM	$2.8B FHLB paydown	+ 0.01
$443MM	**1Q21**	**2.29%**

1Q21 compared to 4Q20

Credit Quality

Comerica Bank

Strong metrics improve further; Reserve level remains healthy

Net Charge-offs[1] Very Low

($ in millions)


84
0.68
50
0.37
33
0.26
29
0.22
3
0.03
1Q20
2Q20
3Q20
4Q20
1Q21
% NCO/Avg Loans

Criticized Loans[2] Declined

($ in millions)


2,457
4.6
3,379
6.3
3,406
6.5
2,947
5.6
2,581
5.1
1Q20
2Q20
3Q20
4Q20
1Q21
% Criticized/Loans

Nonperforming Assets Decreased

($ in millions)


250
0.47
282
0.53
335
0.64
359
0.69
325
0.64
1Q20
2Q20
3Q20
4Q20
1Q21
% NPA/Loans

Reserve Remains Above Pre-Covid Level

($ in millions)


978
1.83
1,066
2.15
1.99
1,038
2.14
1.98
992
2.03
1.90
807
1.72
1.59
1Q20
2Q20
3Q20
4Q20
1Q21
% ACL/Loans
%Ex-PPP

3/31/21 • [1]Net credit-related charge-offs • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Noninterest Income

Comerica Bank

Activity continues to be strong

Noninterest Income[1]

($ in millions)


237
247
252
265
270
1Q20
2Q20
3Q20
4Q20
1Q21

Increase of $5MM or 2%

+ $11MM Derivative Income[2] (includes $10MM CVA)
+ $ 4MM Warrant Income
+ $ 2MM Investment Banking
- $ 6MM Commercial lending fees (syndication)
- $ 6MM Deferred Comp (offset in noninterest expense)

Increase of $33MM or 14% over 1Q20

1Q21 compared to 4Q20 • [1]Includes gains (losses) related to deferred comp plan of ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20, $9MM 4Q20, $3MM 1Q21 (offset in noninterest expense) • [2]Combined customer derivative income and foreign exchange income. See Reconciliations slide in appendix

Noninterest Expenses

Costs well-controlled



Noninterest Expenses[1,2]
($ in millions)
417
434
438
465
447
1Q20
2Q20
3Q20
4Q20
1Q21

Decreased $18MM or 4%

+ **$11MM Salaries & benefits**
  + Seasonal factors
    + $16MM Annual stock comp
    + $ 8MM Payroll taxes
    - $ 4MM Staff insurance
    - $ 3MM 2 fewer days
  - $ 6MM Deferred comp (offset in noninterest income)
- **$29MM all other expenses**
  - $ 8MM Pension (Other expense)
  - $ 5MM Advertising (seasonal)
  - $ 5MM Operational losses (Other expense)
  - $ 3MM Occupancy (partially seasonal)
  - $ 3MM FDIC Insurance

1Q21 compared to 4Q20 • [1]Includes gains (losses) related to deferred comp plan of ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20, $9MM 4Q20, $3MM 1Q21 (offset in noninterest income) • [2]Recast 2020 results. See Pension Plan Reconciliation slide in appendix

Capital Management

Expect to resume share repurchases in 2Q21



CET1[1]
10.34%
11.09%
7.0%
4Q20
1Q21
Tier 1[1]
10.93%
11.70%
8.5%
4Q20
1Q21
Regulatory Minimum + Capital Conservation Buffer (CCB)
Book Value per Share[2]
(Period End)
$55.01
$55.58
4Q20
1Q21
ROE[3]
11.44%
18.04%
4Q20
1Q21

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend yield
  - $0.68/share or $95MM in 1Q21
- Return excess capital to shareholders
  - CET1 Target ~10%[4]
  - Intend to resume share repurchases in 2Q21
- Maintain strong debt ratings[5]
  - Moody's: A3
  - S&P: BBB+
  - Fitch: A-

3/31/21 • [1]Reflects deferral of CECL standard impact as calculated per regulatory guidance; 1Q21 estimated • [2]Common shareholders' equity per share of common stock • [3]Return on common shareholders' equity • [4]Outlook as of 4/20/21 • [5]Debt Ratings are not a recommendation to buy, sell, or hold securities

Management Outlook

Assumes economy continues to improve

Comerica Bank

	2Q21	2H21 Trends
Average loans	+ Growth in several businesses, including Middle Market (ex. PPP) - Offset by Mortgage Banker, Dealer, Energy - PPP loan forgiveness	+ Solid growth in nearly all businesses (ex. PPP) - More than offset by bulk of PPP forgiveness
Average deposits	• Continued strength with latest stimulus	- Begin to wane as customers put cash to use
Net interest income	+ Lease residual adjustment not repeated + All other factors offset each other	+ Loan volume, ex. PPP - Offset by lower securities yields - PPP volume & accelerated fees
Credit Quality	• Strong credit quality continues • Provision reflects economic conditions	• Allowance moves towards pre-pandemic level
Noninterest income	+ Card, fiduciary & syndication fees - More than offset by derivatives (1Q21 $10MM CVA), warrants & deferred comp	+ Customer activity reflects economic growth - Partly offset by card fees (absence of stimulus)
Noninterest expenses	- Salaries & benefits + Offset by outside processing, occupancy & advertising	= Continued expense discipline offsets increase in technology investment + Seasonal factors & revenue related expenses
Tax	• FY tax rate 22-23%, excluding discrete items	
Capital	• Resume share repurchases; Target CET1 of ~10%	

Outlook as of 4/20/21 • 2Q21 comparisons to 1Q21; 2H21 comparisons to 2Q21 outlook

Key Strengths

Well positioned to navigate as economy recovers

Comerica Bank

Relationship Focused
- Deep expertise in specialty businesses
- Long-tenured, experienced team

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Expense Control
- Continuous efficiency improvement culture
- Leveraging technology to drive productivity & growth

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Well Capitalized
- 11.09% CET1 Ratio[1]
- 11.70% Tier 1 Ratio[1]
- $9.1B Total Capital[1]

3/31/21 • [1]Estimates; Reflects deferral of CECL standard impact as calculated per regulatory guidance

Comerica Bank

Appendix


Comerica

Average Loans

Comerica Bank

Business Line	1Q21	4Q20	1Q20
Middle Market			
General	11.9	12.0	12.0
Energy	1.5	1.8	2.2
National Dealer Services	5.3	5.5	6.8
Entertainment	0.8	0.7	0.7
Tech. & Life Sciences	1.0	1.2	1.2
Equity Fund Services	2.6	2.4	2.6
Environmental Services	1.5	1.4	1.3
Total Middle Market	$24.7	$24.9	$26.7
Corporate Banking			
US Banking	3.0	2.9	3.0
International	1.3	1.3	1.2
Commercial Real Estate	6.7	6.7	6.2
Mortgage Banker Finance	3.2	3.8	2.0
Business Banking	4.1	4.2	3.4
Commercial Bank	**$42.9**	**$43.7**	**$42.6**
Retail Bank	**$2.6**	**$2.6**	**$2.1**
Wealth Management	**$5.1**	**$5.1**	**$4.9**
TOTAL	**$50.6**	**$51.4**	**$49.6**

By Market	1Q21	4Q20	1Q20
Michigan	$12.2	$12.2	$12.2
California	17.9	18.0	17.7
Texas	10.2	10.6	10.6
Other Markets[1]	10.2	10.6	9.1
TOTAL	**$50.6**	**$51.4**	**$49.6**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Average Deposits

Comerica Bank

Business Line	1Q21	4Q20	1Q20
Middle Market			
General	$20.4	$19.9	$14.3
Energy	0.6	0.5	0.5
National Dealer Services	0.5	0.5	0.3
Entertainment	0.2	0.2	0.1
Tech. & Life Sciences	6.2	5.9	5.1
Equity Fund Services	0.9	0.9	0.9
Environmental Services	0.2	0.2	0.1
Total Middle Market	$28.9	$28.1	$21.4
Corporate Banking			
US Banking	3.1	3.1	2.0
International	2.3	2.0	1.5
Commercial Real Estate	1.9	1.9	1.7
Mortgage Banker Finance	0.9	1.0	0.6
Business Banking	4.1	4.1	3.0
Commercial Bank	**$41.1**	**$40.3**	**$30.2**
Retail Bank	**$24.3**	**$23.9**	**$21.2**
Wealth Management	**$4.8**	**$4.9**	**$4.0**
Finance / Other[1]	**$1.1**	**$1.2**	**$1.3**
TOTAL	**$71.4**	**$70.2**	**$56.8**

By Market	1Q21	4Q20	1Q20
Michigan	$25.7	$25.0	$20.7
California	20.0	20.2	16.6
Texas	10.8	10.8	9.2
Other Markets[2]	13.8	13.1	8.9
Finance / Other[1]	1.1	1.2	1.3
TOTAL	**$71.4**	**$70.2**	**$56.8**

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Net Interest Income

Rate pressure mostly absorbed

Comerica Bank

Loan Portfolio
(1Q21 Period-end)



Fixed Rate[1] 27%
Prime-based 11%
60-Day+ LIBOR 7%
$50.6B
30-Day LIBOR 55%

LIBOR loans mostly 1-month tenor & include $12.7B[4] with floors

Interest Rate Sensitivity

Standard model in rising rate environment

- Estimated $156MM, or 9%, increase in annual net interest income from base case[2]
- 100 bps linear, non-parallel shift in rates (50 bps average) over 1 year
- Dynamic balance sheet movement, generally in line with historical trends

Go Forward Considerations

Swaps & Bonds: possible headwind longer-term

+ Potential for higher security reinvestment yields
+ Possible increase in securities portfolio size

$5.55B in Swaps[3]
(by maturity, $ in millions)



300
2.1%
200
2.2%
400
2.4%
200
2.2%
700
1.7%
500
2.2%
450
2.3%
550
2.1%
500
1.5%
250
1.5%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

Treasury Securities[3]
(by maturity, $ in millions)



750
2.5%
400
2.9%
400
2.9%
70
2.9%
100
2.2%
700
2.2%
300
2.2%
100
0.2%
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23

3/31/21 • [1]Fixed rate loans include $5.55B receive fixed/pay floating (30-day) LIBOR interest rate swaps • [2]For methodology see Company's Form 10-K, as filed with the SEC, Estimates are based on simulation modeling analysis • [3]Only shows instruments maturing near-term • [4]As of 3/31/21

Credit

Comerica Bank

"At risk" industries performing better than expected; remained well reserved



Social Distancing Loans[1]
($ in millions)
3,670
131
3,531
199
2,881
301
2,830
296
2,827
333
0.1%
0.1%
0.9%
1.1%
1Q20
2Q20
3Q20
4Q20
1Q21
All Other
Criticized
Nonaccrual[2]



Auto Production Loans
($ in millions)
1,278
211
1,472
310
1,228
301
1,093
263
1,102
233
0.6%
0.4%
0.6%
0.8%
1Q20
2Q20
3Q20
4Q20
1Q21
All Other
Criticized
Nonaccrual[2]



Leveraged Loans[3]
($ in millions)
2,107
221
2,092
373
2,177
400
2,188
349
2,269
342
0.7%
0.8%
0.7%
0.6%
1Q20
2Q20
3Q20
4Q20
1Q21
All Other
Criticized
Nonaccrual[2]



Energy
($ in millions)
2,114
493
2,086
822
1,835
720
1,600
596
1,366
389
3.1%
4.9%
7.7%
7.1%
6.8%
1Q20
2Q20
3Q20
4Q20
1Q21
All Other
Criticized
Nonaccrual[2]

3/31/21; $ in millions. Excludes PPP loans • [1]Removed Casinos & Sports Franchise based on review of "at risk" segments in 3Q20 • [2]Period-end category nonaccrual loans / category loans • [3]Excludes leveraged loans included in other "at risk" categories of $370MM 1Q20, $340MM 2Q20, $300MM 3Q20, $250MM 4Q20 & $230MM 1Q21

Energy Business Line

Comerica Bank

Continued decrease in loans & improved credit quality



Period-end Loans
($ in billions)
2,114
55
364
1,695
2,086
50
374
1,662
1,835
46
338
1,451
1,600
44
261
1,295
1,366
19
270
1,078
1Q20
2Q20
3Q20
4Q20
1Q21
Services
Midstream
Exploration & Production

- Exposure $3.0B / 46% utilization
- Decrease in criticized, NALs & NCO
- Spring redeterminations 15% completed
  - Modest increase to borrowing bases
- Hedged 50% or more of production
  - At least one year: 76% of customers
  - At least two years: 38% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 53% Oil, 24% Gas, 23% Oil/Gas

($ in millions; Period-end)	1Q21	4Q20	1Q20
Total PE loans	$1,366	$1,600	$2,114
% of total CMA	*2.7%*	*3.1%*	*4.0%*
Criticized[1]	$389	$596	$493
Ratio	*28.5%*	*37.3%*	*23.3%*
Nonaccrual	$93	$114	$65
Ratio	*6.8%*	*7.1%*	*3.1%*
Net charge-offs (recoveries)[2]	$(1)	$4	$67

3/31/21 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs

Mortgage Banker Finance

Comerica Bank

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with >100 relationships
- As of 1Q21:
  - Comerica: 48% purchase
  - Industry: 30% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $3.8B (4Q20 $4.5B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21



MBA Mortgage Originations Forecast[1]
($ in billions)
1,094
874
638
578
512
1Q21
2Q21
3Q21
4Q21
1Q22
Purchase
Refinance

3/31/21 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 3/19/21

National Dealer Services

Comerica Bank

75 years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura
18%
Ford
9%
GM
5%
Fiat/Chrysler
7%
Mercedes
2%
Nissan/ Infiniti
4%
Other European
12%
Other Asian
16%
Other[1]
14%
Toyota/Lexus
13%
Total
$4.8B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory



Average Loans
($ in billions)
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
5.5
5.3
4.1
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
2.2
2.0
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
Floor Plan

3/31/21 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Comerica Bank

Very strong credit quality

Primarily Lower Risk Multifamily[1]

($ in millions; Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 3%
Land Carry 4%
Multi use 3%
Multifamily 49%
Industrial / Storage 20%
Total $6.1B

Multifamily by Class & Market[1]

($ in millions; Period-end)



Class A 89%
Class B 10%
Low Inc. 1%
Class $3.0B
TX 34%
Other 18%
MI 4%
FL 1%
CA 43%
Market $3.0B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 77% of Multifamily & 68% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 43% California
  - 31% Texas

Credit Quality

No significant net charge-offs since 2014

($ in millions)



87
72
119
100
100
1.3%
1.1%
1.8%
1.5%
1.5%
3
4
4
3
3
1Q20
2Q20
3Q20
4Q20
1Q21
NAL
Criticized[3]
% Criticized/Loans

3/31/21 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

Comerica Bank

Deep expertise & strong relationships with top-tier investors

Average Loans

($ in millions)



1,193
1,517
1,332
1,152
1,048
1Q20
2Q20
3Q20
4Q20
1Q21

Average Deposits

($ in millions)



5,126
5,471
5,946
5,888
6,216
1Q20
2Q20
3Q20
4Q20
1Q21

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada

Customer Segment Overview[1]

(Approximate; 1Q21 Period-end loans)



Growth 54%
Total $1.0B
Late Stage 27%
Early Stage 19%

3/31/21 • [1]Includes estimated distribution of PPP loans

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans


Average Loans
($ in billions)
2,606
2,277
2,171
2,415
2,627
1Q20
2Q20
3Q20
4Q20
1Q21

3/31/21

Pension Plan Reconciliation

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $104MM at 12/31/20 & $87MM at 3/31/2020

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	$221	**$217**	$118	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

Reconciliations

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that the Company uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	1Q21	4Q20	% Change
	Net interest income before provision for credit loss:			
(A)	As reported	$443	$469	-6%
	Residual value adjustment	17	--	--
	Net interest income excluding leasing residual	**$460**	**$469**	**-2%**
(B)	**Noninterest income** (as reported)	**$270**	**$265**	**2%**
(C)	**Noninterest expenses** (as reported)	**$447**	**$465**	**-4%**
	Pre-tax, pre-provision net revenue:			
(A+B-C)	Pre-tax, pre-provision net revenue	$266	$269	-1%
	Residual value adjustment	17	--	--
	Total excluding leasing residual	**$283**	**$269**	**5%**

Change in Presentation of Customer Derivative Income & Foreign Exchange Income

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Derivative income:				
Foreign exchange income (as reported)	$11	$9	$9	$11
Customer derivative income (other noninterest income)	8	--	10	9
Derivative income	**$19**	**$9**	**$19**	**$20**
Other noninterest income:				
Other noninterest income (as reported)	$34	$29	$35	$20
Less: Customer derivative income	8	--	10	9
Other noninterest income (as adjusted)	**$26**	**$29**	**$25**	**$11**

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 4/13/21 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank